UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2011

Willis Group Holdings Public Limited Company
__________________________________________
(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, England and Wales		EC3M 7DQ
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(011) 44-20-3124-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.05 Costs Associated with Exit or Disposal Activities.

As disclosed previously by Willis Group Holdings Public Limited Company (the "Company") in its Current Report on Form 8-K, furnished with the Securities and Exchange Commission (the "SEC") on May 5, 2011, attaching the press release reporting results for the quarter ended March 31, 2011, as well as in its Management Discussion & Analysis included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 filed with the SEC on May 10, 2011, the Company recorded a pre-tax charge in the first quarter of 2011 of $97 million in connection with its 2011 operational review, including:

• $48 million of severance costs, relating to approximately 450 positions which have been, or are in the process of being, eliminated;
• $34 million of other salaries and benefits expense to buy out previously existing incentive schemes and other contractual arrangements that no longer align with the Company’s and its subsidiaries overall remuneration strategy; and
• $15 million of other operating expenses, including: property and systems rationalization costs; related accelerated systems depreciation of $4 million; and re-negotiation of sourcing contracts.

The Company expects the full year cost of its 2011 operational review to be approximately $130 million, with the costs for the remainder of 2011 to be approximately 50 percent attributable to salaries and benefits expense and 50 percent other expenses. The Company expects that the majority of the total charge incurred will be cash expenditures.

The foregoing supplements the disclosure concerning the operational review included in Item 9B (Other Information) of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

The above statements constitute ‘‘forward-looking statements’’ within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including the following:

• the impact of any regional, national or global political, economic, business, competitive, environmental, market and regulatory conditions on our global business operations;
• the impact of current financial market conditions on our results of operations and financial condition, including as a result of any insolvencies of or other difficulties experienced by our clients, insurance companies or financial institutions;
• the Company's ability to continue to manage its significant indebtedness;
• the ability to compete effectively in our industry;
• the ability to implement and realize anticipated benefits of the 2011 operational review, the Willis Cause or any other initiative the Company pursues;
• material changes in commercial property and casualty markets generally or the availability of insurance products or changes in premiums resulting from a catastrophic event, such as a hurricane, or otherwise;
• the volatility or declines in other insurance markets and premiums on which commissions are based, but which the Company does not control;
• the ability to retain key employees and clients and attract new business;
• the timing or ability to carry out share repurchases, refinancings or take other steps to manage capital and the limitations in the Company's long-term debt agreements that may restrict our ability to take these actions;
• any fluctuations in exchange and interest rates that could affect expenses and revenue;
• rating agency actions that could inhibit the Company's ability to borrow funds or the pricing thereof;
• a significant decline in the value of investments that fund our pension plans or changes in our pension plan funding obligations;
• the ability to achieve the expected strategic benefits of transactions;
• the ability to receive dividends or other distributions in needed amounts from our subsidiaries;
• changes in the tax or accounting treatment of our operations;
• any potential impact from the US healthcare reform legislation;
• the potential costs and difficulties in complying with a wide variety of foreign laws and regulations and any related changes, given the global scope of our operations;
• the involvements in and the results of any regulatory investigations, legal proceedings and other contingencies;
• risks associated with non-core operations including underwriting, advisory or reputational;
• the exposure to potential liabilities arising from errors and omissions and other potential claims against the Company; and
• the interruption or loss of our information processing systems or failure to maintain secure information systems.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information see the section entitled ‘‘Risk Factors’’ included in the Company's Form 10-K for the year ended December 31, 2010 and its subsequent filings with the Securities and Exchange Commission. Copies are available online at http://www.sec.gov or on request from the Company as set forth in Part I, Item 1 “Business-Available Information” in the Company's Form 10-K.

Although the Company believes that the assumptions underlying its forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this document, the inclusion of this information is not a representation or guarantee by that the Company's objectives and plans will be achieved.

These forward-looking statements speak only as of the date made and the Company will not update these forward-looking statements unless the securities laws require the Company to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and the Company cautions you against unduly relying on these forward-looking statements.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Willis Group Holdings Public Limited Company

May 10, 2011	By:	Adam G. Ciongoli

Name: Adam G. Ciongoli
Title: Group General Counsel